                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________

                                    FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 16, 2000


                                 SEMPRA ENERGY

                            _______________________
            (Exact name of registrant as specified in its charter)

          CALIFORNIA                             1-14201                             33-0732627
          __________                           ___________                           __________
(State of principal jurisdiction of          (Commission file                     (I.R.S. employer
incorporation of organization)                   number)                         identification no.)

                                101 Ash Street
                          San Diego, California 92101

                               ________________
         (Address of principal executive offices, including zip code)


                                (619) 696-2034

                                 _____________
             (Registrant's telephone number, including area code)


                                Not Applicable

                                 _____________
         (Former name or former address, if changed since last report)

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Item 5.  Other Events
-------  ------------

     On February 16, 2000, Sempra Energy Capital Trust I sold $200,000,000 of its 8.9% Cumulative Quarterly Income Preferred Securities, Series A, which are guaranteed by Sempra Energy to the extent set forth in the Prospectus and Prospectus Supplement with respect thereto dated February 16, 2000. For further information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits


Exhibit
Number                   Description
------                   -----------

1.1       Underwriting Agreement dated February 16, 2000

1.2       Pricing Agreement dated February 16, 2000

4.1       Form of Subordinated Indenture

4.2       Form of Officers' Certificate

4.3       Form of Amended and Restated Declaration of Trust

4.4       Form of Guarantee Agreement

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SEMPRA ENERGY



                              By:  /s/ Gary W. Kyle
                                 --------------------------
                                   Gary W. Kyle
                                   Chief Corporate Counsel

February 18, 2000